Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis
•
“Clawback” Policies.
We maintain a compensation clawback policy for senior executives that provides for the mandatory recoupment of erroneously awarded compensation in the event of a financial restatement in accordance with Securities and Exchange Commission rules and New York Stock Exchange listing standards. The Compensation Committee adopted an additional clawback policy for senior executives which provides for the recoupment of certain incentive compensation in the event of detrimental conduct by such senior executive. The Compensation Committee has the discretion to determine the manner and amount of incentive compensation to be clawed back pursuant to the policy.